Dreyfus

Institutional

Money Market Fund

ANNUAL REPORT December 31, 1999

(reg.tm)



The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            16   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Institutional

                                                              Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Institutional Money Market Fund, covering the 12-month period from January 1, 1999 through December 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with portfolio manager Thomas S. Riordan.

When the reporting period began, investors were concerned that global economic weakness might cause a slowdown in the U.S. economy. As it turned out, these fears were unfounded. In fact, it became apparent early in the year that international and domestic economies were growing faster than analysts expected, giving rise to concerns that long-dormant inflationary pressures might re-emerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock market continued to climb. Because unsustainable economic growth may trigger unwanted inflationary pressures, the Federal Reserve Board raised key short-term interest rates three times between June 30 and year-end in an attempt to forestall an acceleration of inflation. In this environment, yields on money market securities continued to rise.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Institutional Money Market Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

January 14, 2000




DISCUSSION OF FUND PERFORMANCE

Thomas S. Riordan, Portfolio Manager

How did Dreyfus Institutional Money Market Fund  perform during the period?

For the 12-month period ended December 31, 1999, the fund produced a yield of 4.67% for its Money Market Series and 4.26% for its Government Securities Series. Taking into account the effect of compounding, the effective yield was 4.77% for its Money Market Series and 4.34% for its Government Securities Series.(1)

What factors influenced the fund's performance?

As 1999 began the United States economy was marked by fears of an economic slowdown, largely as a result of the Asian financial crisis. The Federal Reserve Board, in an attempt to cushion the economy from negative overseas events, had sharply lowered short-term interest rates. Global markets remained unsettled as 1999 began, but the general atmosphere of crisis lifted. As fears waned, the focus of monetary policymakers shifted back to the domestic economy, and as the economy showed no signs of slowing, the Fed began to voice concern over inflationary pressures.

The performance of the U.S. economy in the first quarter of 1999 was much stronger than expected. But while the Gross Domestic Product (GDP) grew at a rate of 4.3%, inflation remained benign. Despite a tight labor market, there was no evidence of advancing wage pressure. Many economic analysts believed that advances in technology might make it possible for the economy to grow faster than previously thought possible without igniting inflation. Notwithstanding fears that imbalances might eventually derail the nine-year expansion, the U.S. economy continued to grow as the Fed held steady on rates through the first quarter of the year.

A surprisingly large jump in the Consumer Price Index in May pushed policymakers closer to a rate hike. Although the Fed did not
                                                             The   Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

immediately raise interest rates, it did announce a significant shift, adopting a "bias" towards tightening -- that is, raising short-term rates. With that shift in bias came a resulting shift in market psychology, as participants began
to    anticipate    higher    rates.

That highly anticipated move came in June, when at its Open Market Committee meeting, the Fed raised short-term rates by 0.25 percentage points. At the same time, however, it announced that it was shifting its bias back to neutral -- indicating no intention of an immediate further rate increase. The market hoped that this pre-emptive strike to head off the threat of inflation would signal an
end    to    Fed    tightening.

Such hopes would be short-lived as strong economic growth along with anxiety over rising wages and benefits renewed inflationary concern. At its August Open Market Committee meeting, the Fed raised short-term interest rates by an additional 0.25 percentage points, signaling its added resolve by also raising
the    discount    rate.

The economy continued to give mixed signals to the money market throughout the third quarter. GDP growth accelerated back to a rapid 4.8%, but key indicators of employment costs, job creation and inflation were at lower levels than would be expected, given such strong economic expansion. These mixed indications led the Fed to hold off on further tightening until November, when continued fear of inflationary pressures caused it to increase short-term interest rates by another 0.25 percentage points.

When the Fed took no action at its December meeting, many analysts considered it to be an attempt to quiet markets that were concerned about potential Y2K disruption. The Fed also added significant reserves to the banking system over year-end to quell liquidity concerns, leading to temporary irregularities and wide fluctuations in short-term interest rates. Despite the temporary drop in rates over year-end due to the added reserves, many believe, now that Y2K issues have been successfully navigated, that the issue of managing sustainable growth
should    take    center    stage    again.


What is the fund's current strategy?

In response to a market environment marked by rising interest rates, the fund took on a somewhat defensive strategy. We took two steps to position the fund in the current market: we shortened the fund' s average maturity and built a liquidity cushion. Shorter maturities and a higher level of cash are designed to enable the fund to take advantage of a possible further rise in interest rates.

January 14, 2000

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

MONEY MARKET SERIES

December 31, 1999



                                                                                              Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSITS--11.0%                                              Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Branch Bank & Trust Co.

   5.04%, 1/10/2000                                                                          18,000,000               17,999,872

First National Bank of Maryland

   5.14%, 2/23/2000                                                                          26,000,000               25,998,727

Union Bank of California, N.A.

   5.98%, 8/1/2000                                                                           21,000,000               21,000,000

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $64,998,599)                                                                                                 64,998,599
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--45.4%
------------------------------------------------------------------------------------------------------------------------------------

Associates Corp. of North America

   4.00%, 1/3/2000                                                                           25,000,000               24,994,444

Associates First Capital Corp.

   4.00%, 1/3/2000                                                                           25,000,000               24,994,444

Atlantis One Funding Corp.

   5.92%-5.96%, 2/22/2000-3/24/2000                                                          25,000,000               24,766,567

BCI Funding Corp.

   6.05%, 5/2/2000                                                                           21,000,000               20,582,252

Commonwealth Bank of Australia

   6.00%, 4/6/2000                                                                           25,000,000               24,608,000

DaimlerChrysler North America Holding Corp.

   6.10%, 2/29/2000                                                                          25,000,000               24,755,806

Donaldson, Lufkin & Jenrette Securities Corp.

   6.22%, 3/3/2000                                                                           15,000,000               14,841,771

General Electric Capital  Corp.

   5.93%, 6/16/2000                                                                          20,000,000               19,468,383

General Electric Capital Services Inc.

   5.93%, 3/21/2000                                                                          10,000,000                9,870,889

Goldman Sachs Group Inc.

   6.07%, 2/29/2000                                                                          20,500,000               20,300,768

Heller Financial Inc.

   6.01%, 2/25/2000                                                                          15,000,000               14,864,333

Lehman Brothers Holdings Inc.

   6.20%, 3/8/2000                                                                           20,500,000               20,270,702

UBS Finance (DE) Inc.

   4.25%, 1/3/2000                                                                           25,000,000               24,994,097

TOTAL COMMERCIAL PAPER

   (cost $269,312,456)                                                                                               269,312,456


                                                                                              Principal
CORPORATE NOTES--19.9%                                                                       Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Bear, Stearns & Co. Inc.

   6.52%, 2/22/2000                                                                          20,000,000  (a)          20,001,551

Donaldson, Lufkin & Jenrette Securities Corp.

   5.96%, 5/26/2000                                                                           3,045,000                3,048,141

Ford Motor Credit Corp.

   5.70%, 5/5/2000                                                                           20,000,000  (a)          20,000,000

GTE Corp.

   6.22%, 6/12/2000                                                                          25,000,000  (a)          24,992,833

General Motors Acceptance Corp.

   5.96%-6.28%, 2/22/2000-8/7/2000                                                           19,800,000               19,824,368

Heller Financial Inc.

   6.17%, 4/13/2000                                                                          10,000,000  (a)          10,006,716

Paine Webber Group Inc.

   6.66%, 4/20/2000-9/15/2000                                                                20,000,000  (a)          20,000,000

TOTAL CORPORATE NOTES

   (cost $117,873,609)                                                                                               117,873,609
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--6.7%
------------------------------------------------------------------------------------------------------------------------------------

First Tennessee Bank

   5.68%, 4/19/2000                                                                          20,000,000  (a)          19,997,665

Old Kent Bank & Trust Co.

   5.71%, 6/2/2000                                                                           20,000,000  (a)          19,995,163

TOTAL SHORT-TERM BANK NOTES

   (cost $39,992,828)                                                                                                 39,992,828
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--3.3%
------------------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Banks

  5.82%, 5/5/2000-5/11/2000

   (cost $19,339,812)                                                                        19,740,000  (a)          19,339,812
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--3.4%
------------------------------------------------------------------------------------------------------------------------------------

Barclays Capital Inc.

  dated 12/31/1999, 2.00% due 1/3/2000

  in the amount of $20,003,333

  (fully collateralized by U.S. Treasury Bills,

  due 7/31/2000, value $20,301,240)

   (cost $20,000,000)                                                                        20,000,000               20,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS

MONEY MARKET SERIES (CONTINUED)

                                                                                               Principal
TIME DEPOSITS--9.7%                                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Banc One N.A. (Grand Cayman)

   4.42%, 1/3/2000                                                                           25,000,000               25,000,000

Chase Manhattan Bank NA (London)

   4.00%, 1/3/2000                                                                           25,000,000               25,000,000

Republic National Bank of New York (London)

   4.50%, 1/3/2000                                                                            7,563,000                7,563,000

TOTAL TIME DEPOSITS

   (cost $57,563,000)                                                                                                 57,563,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT

   (cost $589,080,304)                                                                            99.4%              589,080,304

CASH AND RECEIVABLES (NET)                                                                          .6%                3,365,359

NET ASSETS                                                                                       100.0%              592,445,663

(A) VARIABLE INTEREST RATE-SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF INVESTMENTS

GOVERNMENT SECURITIES SERIES

December 31, 1999

                                                             Annualized
                                                              Yield on
                                                               Date of                       Principal
U.S. TREASURY BILLS--42.1%                                 Purchase (%)                     Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

1/13/2000

   (cost $34,939,442)                                              5.21                     35,000,000               34,939,442
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY NOTES--24.2%
------------------------------------------------------------------------------------------------------------------------------------

5.875%, 2/15/2000                                                  4.69                      8,000,000                8,010,066

5.50%, 3/31/2000                                                   4.66                      5,000,000                5,007,472

5.50%, 5/31/2000                                                   4.88                      4,000,000                4,006,474

5.875%, 6/30/2000                                                  5.23                      3,000,000                3,007,418

TOTAL U.S. TREASURY NOTES

   (cost $20,031,430)                                                                                                20,031,430
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--33.3%
------------------------------------------------------------------------------------------------------------------------------------

Barclays Capital, Inc.

  dated 12/31/1999, due 1/3/2000

  in the amount of $3,567,446

  (fully collateralized by $3,605,000

  U.S. Treasury Notes 5.75%, due

   11/15/2000, value $3,622,603)                                   1.50                      3,567,000                 3,567,000

Bear, Stearns & Co. Inc.

  dated 12/31/1999, due 1/3/2000

  in the amount of $6,001,250

  (fully collateralized by $6,205,000

  U.S. Treasury Strips, due

   5/15/2000, value $6,076,557)                                    2.50                      6,000,000                 6,000,000

Donaldson, Lufkin & Jenrette Securities Corp.

  dated 12/31/1999, due 1/3/2000

  in the amount of $6,001,000

  (fully collateralized by $5,957,000

  U.S. Treasury Notes 5.375%, due

   7/31/2000, value $6,075,812)                                    2.00                      6,000,000                  6,000,000

Morgan Stanley Dean Witter & Co.

  dated 12/31/1999, due 1/3/2000

  in the amount of $6,001,235

  (fully collateralized by $6,145,000

  U.S. Treasury Notes 4.625%, due

   11/30/2000, value $6,090,310)                                   2.47                       6,000,000                  6,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS

GOVERNMENT SECURITIES SERIES (CONTINUED)

                                                             Annualized
                                                              Yield on
                                                               Date of                       Principal
REPURCHASE AGREEMENTS (CONTINUED)                          Purchase (%)                     Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Warburg Dillon Read, Inc.

  dated 12/31/1999, due 1/3/2000

  in the amount of $6,001,250

  (fully collateralized by $6,436,000

  U.S.Treasury Bills, due

   11/9/2000, value $6,120,636)                                    2.50                      6,000,000                6,000,000

TOTAL REPURCHASE AGREEMENTS

   (cost $27,567,000)                                                                                                27,567,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $82,537,872)                                             99.6%                                              82,537,872

CASH AND RECEIVABLES (NET)                                          .4%                                                 356,554

NET ASSETS                                                       100.0%                                              82,894,426

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999


                                                                                                      Money               Government
                                                                                                     Market               Securities
                                                                                                     Series                  Series
------------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):
Investments in securities, at value (including repurchase
   agreements of $20,000,000 and $27,567,000
   for the Money Market Series and the Government
   Securities Series, respectively)--Note 2(b)                                                   589,080,304             82,537,872


Cash                                                                                                  69,795                131,583

Interest Receivable                                                                                3,603,554                268,845

Prepaid expenses                                                                                       7,843                  6,244

                                                                                                 592,761,496             82,944,544
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                                        247,710                 14,187

Accrued expenses                                                                                      68,123                 35,931

                                                                                                     315,833                 50,118
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                   592,445,663             82,894,426
------------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                                  592,483,199             82,912,170

Accumulated net realized gain (loss) on investments                                                  (37,536)               (17,744)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                   592,445,663             82,894,426
------------------------------------------------------------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
   Beneficial Interest authorized)                                                               592,483,199             82,912,170
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, offering and redemption price per share ($)                                            1.00                   1.00

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended December 31, 1999

                                                            Money     Government
                                                           Market     Securities
                                                           Series        Series
--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                        29,482,363     3,919,354

EXPENSES--NOTE 2(C):

Management fee--Note 3(a)                               2,817,113       396,676

Shareholder servicing costs--Note 3(b)                    153,110        45,619

Custodian fees                                             70,439        33,865

Trustees' fees and expenses--Note 3(c)                     60,196         9,539

Registration fees                                          29,630        19,859

Professional fees                                          24,346        33,555

Prospectus and shareholders' reports                        6,942           786

Miscellaneous                                               3,150           528

TOTAL EXPENSES                                          3,164,926       540,427

INVESTMENT INCOME--NET                                 26,317,437     3,378,927

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 2(B) ($):    (3,181)      (17,744)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   26,314,256     3,361,183

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                              Money Market Series                    Government Securities Series
                                                  ----------------------------------------------------------------------------------

                                                            Year Ended December 31,                      Year Ended December 31,
                                                  ----------------------------------------------------------------------------------

                                                        1999                     1998                   1999                 1998
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            26,317,437               27,102,277              3,378,927             3,992,120

Net realized gain (loss)
   on investments                                     (3,181)                 (27,774)               (17,744)               10,367

NET INCREASE (DECREASE)
   IN NET ASSETS RESULTING
   FROM OPERATIONS                                26,314,256               27,074,503              3,361,183             4,002,487
------------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS
   FROM ($):

Investment income--net                            (26,317,437)             (27,102,277)            (3,378,927)           (3,992,120)

Net realized gain on
   investments                                           --                       --                     --                 (10,396)

TOTAL DIVIDENDS                                   (26,317,437)             (27,102,277)            (3,378,927)           (4,002,516)
------------------------------------------------------------------------------------------------------------------------------------

BENEFICIAL INTEREST
   TRANSACTIONS
   ($1.00 PER SHARE):

Net proceeds from
   shares sold                                 3,273,829,754            3,374,356,270            733,136,152           579,548,799

Dividends reinvested                               3,084,320                2,871,717              1,327,202             1,501,989

Cost of shares redeemed                       (3,224,747,435)          (3,368,354,264)          (720,166,100)         (620,130,251)

INCREASE (DECREASE) IN
   NET ASSETS FROM
   BENEFICIAL INTEREST
   TRANSACTIONS                                   52,166,639                8,873,723             14,297,254           (39,079,463)

TOTAL INCREASE (DECREASE)
   IN NET ASSETS                                  52,163,458                8,845,949             14,279,510           (39,079,492)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                              540,282,205              531,436,256             68,614,916           107,694,408

END OF PERIOD                                    592,445,663              540,282,205             82,894,426            68,614,916

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

FINANCIAL HIGHLIGHTS Money Market Series

The following tables describe the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                Year Ended December 31,
                                                                       --------------------------------------------

                                                                 1999        1998        1997        1996        1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00        1.00        1.00        1.00        1.00

Investment Operations:

Investment income--net                                           .047        .050        .051        .049        .054

Distributions:

Dividends from investment income--net                           (.047)      (.050)      (.051)      (.049)      (.054)

Net asset value, end of period                                   1.00        1.00        1.00        1.00        1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 4.78        5.14        5.17        5.03        5.57
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .56         .57         .57         .58         .62

Ratio of net investment income
   to average net assets                                         4.67        5.02        5.06        4.91        5.43
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         592,446     540,282     531,436     483,156     401,032

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS Government Securities Series



                                                                                Year Ended December 31,
                                                                       --------------------------------------------

                                                                 1999        1998        1997        1996        1995
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                             1.00        1.00        1.00        1.00        1.00

Investment Operations:

Investment income--net                                           .043        .048        .048        .047        .052

Distributions:

Dividends from investment income--net                           (.043)      (.048)      (.048)      (.047)      (.052)

Net asset value, end of period                                   1.00        1.00        1.00        1.00        1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 4.34        4.87        4.95        4.84        5.36
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .68         .68         .61         .63         .65

Ratio of net investment income
   to average net assets                                         4.26        4.76        4.84        4.74        5.23
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          82,894      68,615     107,694     102,726     123,171

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--General:

Dreyfus Institutional Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company and operates as a series company issuing two classes of Beneficial Interest: the Money Market Series and the Government Securities Series. The fund accounts separately for the assets, liabilities and operations of each series. The fund' s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for each series; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset
value    per    share    of    $1.00    for    each    series.

The funds' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions  are  recorded  on  the  identified  cost basis. Interest income is
recognized    on    the    accrual    basis.    Cost    of    investments

represents amortized cost. Under the terms of the custody agreement, the Money Market Series receives net earnings credits based on available cash balances left on deposit. Under the terms of the custody agreement, the Government Securities Series received net earnings credits of $288 during the period ended December 31, 1999 based on available cash balances on deposit. Income earned
under    this    arrangement    is    included    in    interest.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the fund' s Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Expenses: Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to both series are allocated among them on a pro rata basis.

(d) Dividends to shareholders: It is the policy of the fund, with respect to both series, to declare dividends from investment income-net on each business day; such dividends are paid monthly. Dividends from net realized capital gain, with respect to both series, are normally declared and paid annually, but each series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). However, to the extent that a net realized capital gain of either series can be reduced by a capital loss carryover of that series, such gain will not be distributed.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(e) Federal income taxes: It is the policy of each series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The Money Market Series has an unused capital loss carryover of approximately $37,500 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. If not applied, $6,500 of the carryover expires in fiscal 2002, $28,000 expires in fiscal 2006 and $3,000 expires in fiscal 2007.

The Government Securities Series has an unused capital loss carryover of approximately $18,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. If not applied, the carryover expires in fiscal 2007.

At December 31, 1999, the cost of investments of each series for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee for each series is computed at the annual rate of .50 of 1% of the value of the average daily net assets of each series and is payable monthly.

(b) Under the Shareholder Services Plan, each series reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of each series' average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the mainte nance of shareholder accounts. During the period ended December 31, 1999, the Money Market Series and the Government Securities Series were charged $52,801 and $37,040, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 1999, the Money Market Series and the Government Securities Series were charged $92,446 and $3,363, respectively, pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act received from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation.

Each non-affiliated trustee is a Board member of one or more funds comprising a certain group of funds (" Fund Group") within the Dreyfus complex. Effective
January 1, 2000, for their participation as a trustee in a Fund Group, the trustees receive an annual fee of $40,000 each, $6,000 for each meeting attended in person and $500 for each telephonic meeting in which they participate. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Institutional Money Market Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the statements of investments, of Dreyfus Institutional Money Market, Inc. (comprising, respectively, the Money Market Series and the Government Securities Series) , as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting Dreyfus Institutional Money Market, Inc. at December 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                               Ernst & Young LLP


New York, New York

February 7, 2000



IMPORTANT TAX INFORMATION (Unaudited)

For State individual income tax purposes, the Government Securities Series hereby designates 32.62% of the ordinary income dividends paid during its fiscal year ended December 31, 1999 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

                                                             The Fund

                                                           For More Information

                        Dreyfus Institutional Money Market Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

The Bank of New York

100 Church Street

New York, NY 10286

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                              179-195AR9912